Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) made August 4, 2009, between Five Star Quality Care, Inc. (the “Company”) and Senior Housing Properties Trust (the “Shareholder”).

RECITAL

Pursuant to the terms of that certain Lease Realignment Agreement, dated August 4, 2009 (the “Realignment Agreement”), among the Company, the Shareholder and certain of their respective subsidiaries, the Company has sold and the Shareholder has acquired and holds as of the date hereof 3,200,000 shares of the Company’s common shares, $0.01 par value (the “Shares”).

The Company has agreed to enter into this Agreement to provide the Shareholder with certain rights relating to the registration of the Shares.

Now, therefore, the parties agree as follows:

1.                                       DEFINITIONS.  Except as otherwise noted, for all purposes of this Agreement, the following terms shall have the respective meanings set forth in this Agreement, which meanings shall apply equally to the singular and plural forms of the terms so defined and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole.  The following capitalized terms used herein have the following meanings:

“AAA” is defined in Section 6.10(a).

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Award” is defined in Section 6.10(e).

“Business Day” means any day other than a Saturday, a Sunday or a day on which banks in the City of Boston are required, permitted or authorized, by applicable law or executive order, to be closed for regular banking business.

“Commission” means the United States Securities and Exchange Commission, or such successor federal agency or agencies as may be established in lieu thereof.

“Company” is defined in the preamble to this Agreement.

“Company Indemnified Party” is defined in Section 4.2.

“Demand Registration” is defined in Section 2.1.1.

“Disputes” is defined in Section 6.10(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Maximum Number of Shares” is defined in Section 2.1.3.

“Notices” is defined in Section 6.2.

“Piggy-Back Registration” is defined in Section 2.2.1.

“Prospectus” means a prospectus relating to a Registration Statement, as amended or supplemented, including all materials incorporated by reference in such Prospectus.

“register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document under the Securities Act and such registration statement becoming effective.

“Registration Statement” means any registration statement filed by the Company with the Commission in compliance with the Securities Act for a public offering and sale of Shares (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity), as amended or supplemented, including all materials incorporated by reference in such Registration Statement.

“Restricted Shares” mean all of the Shares held of record by the Shareholder or held of record by its permitted transferees from time to time in accordance with Section 6.1 (together with any shares issued in respect thereof as a result of any stock split, stock dividend, share exchange, merger, consolidation or similar recapitalization); provided, that such Shares shall cease to be Restricted Shares hereunder, as of any date, when:  (a) a Registration Statement with respect to the sale of such Restricted Shares shall have become effective under the Securities Act (as defined below) and such Restricted Shares shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement as of such date; (b) such Restricted Shares shall have been otherwise transferred pursuant to Rule 144 under the Securities Act (or any similar provisions thereunder, but not Rule 144A), and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act, in each case, as of such date; (c) such Restricted Shares are saleable immediately in their entirety without condition or limitation pursuant to Rule 144 under the Securities Act; or (d) such Restricted Shares shall have ceased to be outstanding as of such date.

“Rules” is defined in Section 6.10(a).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Shareholder” is defined in the preamble to this Agreement.

“Shareholder Indemnified Party” is defined in Section 4.1.

“Shares” is defined in the recitals of this Agreement.

“Underwriter” means a securities dealer who purchases any Restricted Shares as principal in an underwritten offering and not as part of such dealer’s market-making activities.

2.                                       REGISTRATION RIGHTS.

2.1                               Demand Registration.

2.1.1                      General Request for Registration.  At any time from and after the date of this Agreement, the Shareholder may make a written demand for registration under the Securities Act of all or part of the Restricted Shares (a “Demand Registration”).  Any such written demand for a Demand Registration shall specify the number of Restricted Shares proposed to be sold and the intended method(s) of distribution thereof and, unless otherwise agreed by the Shareholder, shall be for the Shareholder’s exclusive benefit.

2.1.2                      Underwritten Offering.  If the Shareholder so elects and so advises the Company as part of its written demand for a Demand Registration, the offering of such Restricted Shares pursuant to such Demand Registration shall be in the form of an underwritten offering.  In such case, the Shareholder shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by the Shareholder (which Underwriter or Underwriters shall be reasonably acceptable to the Company), complete and execute any questionnaires, powers of attorney, indemnities, lock-up agreements, securities escrow agreements and other documents reasonably required or which are otherwise customary under the terms of such underwriting agreement, and furnish to the Company such information as the Company may reasonably request in writing for inclusion in the Registration Statement.

2.1.3                      Reduction of Offering.  If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Shareholder that the dollar amount or number of Restricted Shares which the Shareholder desires to sell taken together with all other shares or other securities which the Shareholder has agreed may be included in such offering, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method or the probability of success of such offering (such maximum dollar amount or maximum number of shares or other securities, as applicable, the “Maximum Number of Shares”), then the Company shall include in such registration:  (i) first, the Restricted Shares which the Shareholder has requested be included in the Demand Registration; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Shares or other securities for the account of other security holders of the Company that can be sold without exceeding the Maximum Number of Shares.

2.1.4                      Withdrawal.  In the case of a Demand Registration, if the Shareholder disapproves of the terms of any underwriting or is not entitled to include all of its Restricted Shares in any offering, the Shareholder may elect to withdraw such offering by giving written notice to the Company and the Underwriter or Underwriters of its request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration.  In such event, the Company need not seek effectiveness of such Registration Statement.  If the Shareholder’s withdrawal is based on (i) a material adverse change in circumstances with respect to the Company and not known to the Shareholder at the time the Shareholder makes its written demand for such Demand Registration, (ii) the Company’s failure to comply with its obligations under this Agreement or (iii) a reduction pursuant to Section 2.1.3 of 10% or more of the number of Restricted Shares which the Shareholder has requested be included in the Demand Registration, such registration shall not count as a Demand Registration for purposes of Section 3.1.1(b) or (e). If the Shareholder’s withdrawal is based on the Company’s failure to comply with its obligations under this Agreement, the Company shall pay or reimburse all expenses otherwise payable or reimbursable by the Shareholder in connection with such Demand Registration pursuant to Section 3.2 and such registration shall not count as a Demand Registration for purposes of Section 3.1.1(b) or (e).

2.2                                 Piggy-Back Registration.

2.2.1                      Piggy-Back Rights.  If, at any time on or after the date of this Agreement, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of common shares of the Company, or securities or other obligations exercisable or exchangeable for, or convertible into, common shares of the Company, by the Company for its own account or for any other shareholder of the Company for such shareholder’s account, other than a Registration Statement (i) filed in connection with any employee benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (iii) for an offering of debt securities convertible into equity securities of the Company, (iv) for a dividend reinvestment plan or (v) filed on Form S-4 (or successor form), then the Company shall (x) give written notice of such proposed filing to the Shareholder as soon as practicable but in no event less than ten (10) Business Days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering and (y) offer to the Shareholder in such notice the opportunity to register the sale of such number of Restricted Shares as the Shareholder may request in writing within five (5) Business Days following receipt of such notice (a “Piggy-Back Registration”).  The Company shall cause such Restricted Shares to be included in such registration and shall use commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Restricted Shares requested to be included in the Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Restricted Shares in accordance with the intended method(s) of distribution thereof.  If the Piggy-Back Registration involves an Underwriter or Underwriters, the Shareholder shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration by the Company and complete and execute any questionnaires, powers of attorney, indemnities, lock-up agreements, securities escrow agreements and other documents reasonably required or which are otherwise customary under the terms of such underwriting agreement, and furnish to the Company such information as the Company may reasonably request in writing for inclusion in the Registration Statement or such information that is otherwise customary.

2.2.2                        Reduction of Offering.  If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the holders of Restricted Shares that the dollar amount or number of Shares or other securities which the Company desire to sell, taken together with Shares or other securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the Shareholder, the Restricted Shares as to which registration has been requested under this Section 2.2, and the Shares or other securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other shareholders of the Company, exceeds the Maximum Number of Shares, then the Company shall include in any such registration:

(a)                                  If the registration is undertaken for the Company’s account: (i) first, the shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares or other securities, if any, including the Restricted Shares, as to which registration has been requested pursuant to written contractual piggy-back registration rights of security holders (pro rata in accordance with the number of Shares or other securities which each such person has actually requested to be included in such registration, regardless of the number of shares or other securities with respect to which such persons have the right to request such inclusion) that can be sold without exceeding the Maximum Number of Shares; and

(b)                                 If the registration is a “demand” registration undertaken at the demand of persons, other than the Shareholder, pursuant to written contractual arrangements with such persons, (i) first, the Shares or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; and (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares or other securities, if any, including the Restricted Shares, as to which registration has been requested pursuant to written contractual piggy-back registration rights which other security holders desire to sell (pro rata in accordance with the number of Shares or other securities which each such person has actually requested to be included in such registration, regardless of the number of shares or other securities with respect to which such persons have the right to request such inclusion) that can be sold without exceeding the Maximum Number of Shares.

2.2.3                        Withdrawal.  The Shareholder may elect to withdraw its request for inclusion of Restricted Shares in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement.  The Company may also elect to withdraw a registration at any time prior to the effectiveness of the Registration Statement.  If the Shareholder’s withdrawal is based on (i) the Company’s failure to comply with its obligations under this Agreement or (ii) a reduction pursuant to Section 2.2.2 of 20% or more of the number of Restricted Shares which the Shareholder has requested be included in the Piggy-Back Registration, the Company shall pay or reimburse all expenses otherwise payable or reimbursable by the Shareholder in connection with such Piggy-Back Registration pursuant to Section 3.2.

3.                                       REGISTRATION PROCEDURES.

3.1                                 Filings; Information.  Whenever the Company is required to effect the registration of any Restricted Shares pursuant to Section 2, the Company shall use commercially reasonable efforts to effect the registration and sale of such Restricted Shares in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request.

3.1.1                        Filing Registration Statement.  The Company shall, as expeditiously as possible and in any event within thirty (30) days after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Restricted Shares to be registered thereunder in accordance with Section 2.1.2 and the intended method(s) of distribution thereof, and shall use commercially reasonable efforts to cause such Registration Statement to become and remain effective for the period required by Section 3.1.3; provided, however, that:

(a)                                  the Company shall have the right to defer any Demand Registration for periods of up to thirty (30) days, and any Piggy-Back Registration for such period(s) as may be applicable to deferment of any demand registration to which such Peggy-Back Registration relates, in each case if the Company shall furnish to the holders a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its Shareholder for such Registration Statement to be effected at such time (including without limitation because the Company is then engaged in a material transaction or has an undisclosed material corporate development, in either case, which would be required to be disclosed in the Registration Statement); provided, further, however, that the Company shall not have the right to exercise the right set forth in this clause (a) for more than one hundred and twenty (120) days in any 365-day period in respect of a Demand Registration (including in such 120 days, any deferral under subsection (d) of this Section 3.1.1 if the Registration Statement was not timely filed thereunder);

(b)                                 the Company shall not be obligated to effect any registration of Restricted Shares upon receipt of a written demand for a Demand Registration if the Company has already completed four (4) Demand Registrations;

(c)                                  the Company shall not be obligated to effect any registration of Restricted Shares upon receipt of a written demand for a Demand Registration in the event that the number of Restricted Shares proposed to be included in the Demand Registration represents less than one-quarter (1/4) of the Shares issued to the Shareholder pursuant to the Realignment Agreement or if less, all the Shares then held by the Shareholder;

(d)                                 the Company shall not then be obligated to effect any registration of Restricted Shares upon receipt of a written demand for a Demand Registration if the Company shall furnish to the Shareholder a certificate signed by the Chief Executive Officer of the Company stating that within ninety (90) days of receipt of the written demand for a Demand Registration, the Company shall file a Registration Statement and offer to the Shareholder the opportunity to register Restricted Shares thereunder in accordance with Section 2.2;

(e)                                  the Company shall not be obligated to effect any registration of Restricted Shares upon receipt of a written demand for a Demand Registration if the Company has, within the six (6) month period preceding the date of the written demand for a Demand Registration already effected one Demand Registration for the Shareholder pursuant to Section 2.1; and

(f)                                    the Company shall not be obligated to effect any registration of Restricted Shares to the extent the Company’s disposition of Restricted Shares pursuant to such registration would constitute a breach of or default under the Realignment Agreement.

3.1.2                        Copies.  If the Shareholder has included Restricted Shares in a registration, the Company shall, prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish to the Shareholder and its counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Shareholder or counsel for any the Shareholder may reasonably request in order to facilitate the disposition of the Restricted Shares included in such registration.

3.1.3                        Amendments and Supplements.  The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Restricted Shares, and all other securities covered by such Registration Statement, have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement (which period shall not exceed the sum of one hundred eighty (180) days, plus any period during which any such disposition is interfered with by any stop order or injunction of the Commission or any governmental agency or court ) or such securities have been withdrawn.

3.1.4                        Notification.  If the Shareholder has included Restricted Shares in a registration, after the filing of the Registration Statement, the Company shall promptly, and in no event more than two (2) Business Days after such filing, notify the Shareholder of such filing, and shall further notify the Shareholder promptly and confirm such notification in writing in all events within two (2) Business Days of the occurrence of any of the following:  (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall use reasonable best efforts to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any Prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the Shareholder any such supplement or amendment; except that before filing with the Commission a Registration Statement or Prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the Shareholder and to its counsel, copies of all such documents proposed to be filed sufficiently in advance of filing to provide the Shareholder and its counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or Prospectus or amendment or supplement thereto, including documents incorporated by reference, to which the Shareholder or its counsel shall reasonably object.

3.1.5                        State Securities Laws Compliance.  If the Shareholder has included Restricted Shares in a registration the Company shall use commercially reasonable efforts to (i) register or qualify the Restricted Shares covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Shareholder (in light of the intended plan of distribution) may request and (ii) take such action necessary to cause such Restricted Shares covered by the Registration Statement to be registered with or approved by such other federal or state authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Shareholder to consummate the disposition of such Restricted Shares in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.1.5 or subject itself to taxation in any such jurisdiction.

3.1.6                        Agreements for Disposition.  The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and use commercially reasonable efforts to take such other actions as are required in order to expedite or facilitate the disposition of Restricted Shares.  The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the Shareholder.  For the avoidance of doubt, the Shareholder may not require the Company to accept terms, conditions or provisions in any such agreement which the Company determines are not reasonably acceptable to the Company, notwithstanding any agreement to the contrary herein.  The Shareholder shall not be required to make any representations or warranties in the underwriting agreement except as reasonably requested by the Company and, if applicable, with respect to the Shareholder’s organization, good standing, authority, title to Restricted Shares, lack of conflict of such sale with such holder’s material agreements and organizational documents, and with respect to written information relating to the Shareholder that the Shareholder has furnished in writing expressly for inclusion in such Registration Statement.  The Shareholder, however, shall agree to such covenants and indemnification and contribution obligations for selling stockholders as are reasonable and customarily contained in agreements of that type.

3.1.7                        Cooperation.  The Company and all officers and members of the management of the Company, shall reasonably cooperate in any offering of Restricted Shares under this Agreement, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.  The Shareholder shall reasonably cooperate in the preparation of the registration statement and other documents relating to any offering in which it includes securities pursuant to this Section 3.  The Shareholder shall also furnish to the Company such information regarding itself, the Restricted Shares held by it, and the intended method(s) of disposition of such securities as shall be reasonably required to effect the registration of the Restricted Shares.

3.1.8                        Records.  Upon reasonable notice and during normal business hours, subject to the Company receiving any customary confidentiality undertakings or agreements, the Company shall make available for inspection by the Shareholder, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by the Shareholder or any Underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company as shall be necessary to enable them to exercise their due diligence responsibility, and shall cause the Company’s officers, directors and employees to supply all information reasonably requested by the Shareholder in connection with such Registration Statement.

3.1.9                        Opinions and Comfort Letters.  The Company shall use commercially reasonable efforts to furnish to the Shareholder signed counterparts, addressed to the Shareholder, of (i) any opinion of counsel to the Company delivered to any Underwriter and (ii) any comfort letter from the Company’ independent public accountants delivered to any Underwriter; provided, however, that counsel to the Underwriter shall have exclusive authority to negotiate the terms thereof.  In the event no legal opinion is delivered to any Underwriter, the Company shall furnish to the Shareholder, at any time that the Shareholder elects to use a Prospectus, an opinion of counsel to the Company to the effect that the Registration Statement containing such Prospectus has been declared effective, that no stop order is in effect, and such other matters as the Shareholder may reasonably request as would customarily have been addressed in an opinion of counsel to the Company delivered to an Underwriter.

3.1.10                  Earnings Statement.  The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make generally available to its shareholders, as soon as practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, provided that the Company will be deemed to have complied with this Section 3.1.10 if the earnings statement satisfies the provisions of Rule 158 under the Securities Act.

3.1.11                  Listing.  The Company shall use commercially reasonable efforts to cause all Restricted Shares included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar shares of the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the Shareholder.

3.2                                 Registration Expenses.  Except to the extent expressly provided by Section 2.1.4 or 2.2.3 or in connection with a Piggy-Back Registration relating to a registration by the Company on its own initiative (and not as a result of any other person’s or entity’s right to cause the Company to file, cause and effect a registration of Company securities) and for the Company’s own account (in which case the Company will pay all customary costs and expenses of registration), the Shareholder shall pay or promptly reimburse the Company for (a) all customary costs and expenses incurred in connection with any Demand Registration effected pursuant to Section 2.1 and (b) if a Piggy-Back Registration , and to the extent other shareholders participating in such offering are required to pay costs and expenses in such Piggy-Back Registration, a pro rata share (in proportion to the amount of shares the Shareholder is selling, after giving effect to any reduction pursuant to Section 2.1.3, in such Piggy-Back Registration relative to all other shares included therein) of all customary costs and expenses incurred in connection with any Piggy-Back Registration effected pursuant to Section 2.2, in each case whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Restricted Shares); (iii) printing expenses; (iv) fees imposed by the Financial Industry Regulatory Authority, Inc.; (v) fees and disbursements of counsel for the Company and fees and expenses for independent registered public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); and (vi) the fees and expenses of counsel selected by the Shareholder in a Demand Registration or if it participates in a Piggy-Back Registration, counsel selected by and solely representing the Shareholder unless the Shareholder and any other shareholder agree that such counsel shall represent them jointly, in which case the Company shall have no obligation to pay for any such fees or expenses of such counsel.  The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Restricted Shares being sold by the Shareholder, which underwriting discounts or selling commissions shall be borne solely by the Shareholder.  Additionally, in an underwritten offering, the Shareholder and the Company shall bear the expenses of the Underwriter or Underwriters pro rata in proportion to the respective amount of shares each is selling in such offering.  For the avoidance of doubt, the Shareholder shall have no obligation to pay, and the Company shall bear, all internal expenses of the Company (including, without limitation, all fees, salaries and expenses of its officers, employees and management) incurred in connection with performing or complying with the Company’s obligations under this Agreement.

3.3                                 Information.  The Shareholder shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Restricted Shares under the Securities Act pursuant to Section 2 and in connection with the Company’s obligation to comply with federal and applicable state securities laws.

3.4                                 Shareholder Obligations.  The Shareholder may not participate in any underwritten offering pursuant to Section 2 unless such holder (i) agrees to only sell Restricted Shares on the basis reasonably provided in any underwriting agreement, and (ii) completes, executes and delivers any and all questionnaires, lock-up agreements, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably or customarily required by or under the terms of any underwriting agreement or as reasonably requested by the Company.

4.                                       INDEMNIFICATION AND CONTRIBUTION.

4.1                                 Indemnification by the Company.  The Company agrees to indemnify and hold harmless the Shareholder and its officers, employees, affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls the Shareholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, a “Shareholder Indemnified Party”) from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of Restricted Shares was registered under the Securities Act, any preliminary Prospectus, final Prospectus or summary Prospectus contained in such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such expense, loss, judgment, claim, damage or liability arises out of or is based upon (a) any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary Prospectus, final Prospectus or summary Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Shareholder expressly for use therein, or (b) the use of any Registration Statement, any preliminary Prospectus, final Prospectus or summary Prospectus during a period when the Shareholder has been notified that a stop order has been issued in respect thereof or any proceeding for that purpose has been initiated, or the use of any Registration Statement, any preliminary Prospectus, final Prospectus or summary Prospectus has been suspended by the Company pursuant to the terms of this Agreement.  The foregoing indemnity shall not inure to the benefit of any Shareholder Indemnified Party from whom the person asserting losses, claims, damages or liabilities purchased Restricted Shares, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Shareholder Indemnified Party to such person, if required by law so to have been delivered at or prior to the written confirmation of the sale of Restricted Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 3.1.3.

4.2                                 Indemnification by the Shareholder.  The Shareholder will, with respect to any Registration Statement where Restricted Shares were registered under the Securities Act, indemnify and hold harmless the Company, each of the Company’s directors and officers, and each other person, if any, who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, a “Company Indemnified Party”), against any expenses, losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such expenses, losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Restricted  Shares was registered under the Securities Act, any preliminary Prospectus, final Prospectus or summary Prospectus contained in such Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by the Shareholder expressly for use therein.  The Shareholder’s indemnification obligations hereunder shall be limited to the amount of any net proceeds actually received by the Shareholder.

4.3                                 Notification of Indemnification.  Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action (including any action by a governmental authority), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 4, but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.

5.                                       UNDERWRITING AND DISTRIBUTION.

5.1                                 Rule 144.  The Company covenants that it shall file all reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the Shareholder may reasonably request, all to the extent required from time to time to enable the Shareholder to sell Restricted Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, or any similar provision thereto, but not Rule 144A.

6.                                       MISCELLANEOUS.

6.1                                 Assignment; No Third Party Beneficiaries.  This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part and shall be binding on its successors.  Subject to the Realignment Agreement, this Agreement and the rights, duties and obligations of the Shareholder hereunder may be assigned, transferred or delegated by the Shareholder, in whole or in part, in conjunction with and to the extent of any permitted transfer of Restricted Shares to an affiliate of the Shareholder in accordance with applicable law , which affiliate agrees in writing to be subject to and bound by all duties and obligations set forth in this Agreement, whereupon any such assignee, transferee or delegatee would have all rights, duties and obligations hereunder in addition to the Shareholder to the extent that the Shareholder continues to own Restricted Shares.  Subject to the Realignment Agreement, this Agreement and the rights, duties and obligations of the Shareholder hereunder may be assigned, transferred or delegated by the Shareholder, in whole or in part, in conjunction with and to the extent of any permitted transfer of one-quarter (1/4) or more of the Shares issued to the Shareholder under the Realignment Agreement or if less, all the Restricted Shares then held by the Shareholder to a person or entity that is not an affiliate of the Shareholder in accordance with applicable law and which person or entity agrees in writing to be subject to and bound by all duties and obligations set forth in this Agreement, whereupon any such assignee, transferee or delegatee would have all rights, duties and obligations hereunder; provided, however, that the rights, duties and obligations hereunder assigned, transferred or delegated to a person that is not an affiliate of the Shareholder may not be further assigned, transferred or delegated by such person.  This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Section 4 and this Section 6.1.

6.2                                 Notices. All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice provided in accordance with this Section 6.2.  Notice shall be deemed given on the date of service or transmission if personally served or transmitted by facsimile; provided, that if such service or transmission is not on a Business Day or is after normal business hours, then such notice shall be deemed given on the next Business Day.  Notice otherwise sent as provided herein shall be deemed given on the next Business Day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery.

To the Company:

Five Star Quality Care, Inc.
400 Centre Street
Newton, Massachusetts 02458
Attn: Bruce Mackey, President
Facsimile: (617) 658-1751

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate Meagher & Flom LLP
One Beacon Street
Boston, Massachusetts 02108
Attn.: Louis Goodman
Facsimile: (617) 573-4822

To the Shareholder:

Senior Housing Properties Trust
400 Centre Street

Newton, Massachusetts 02458
Attn: David Hegarty, President
Facsimile: (617) 796-8349

with a copy (which shall not constitute notice) to:

Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109
Attn: Richard Teller
Facsimile: (617) 338-2880

6.3                                 Severability.  This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof.  Furthermore, if any term or provision hereof shall be deemed to be invalid or unenforceable, the parties hereto shall mutually agree upon an amendment to this Agreement to include a term or provision as similar in purpose to such invalid or unenforceable term or provision as may be reasonably possible and which term or provision is valid and enforceable.

6.4                                 Counterparts.  This Agreement may be executed in  separate counterparts, each of which shall be deemed an original, and both of which taken together shall constitute one and the same instrument.

6.5                                 Entire Agreement.  This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

6.6                                 Modifications and Amendments.  No amendment, modification or termination of this Agreement shall be binding upon any party unless executed in writing by such party.

6.7                                 Titles and Headings.  Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

6.8                                 Waivers and Extensions.  Any party entitled to benefits under this Agreement may waive any right, breach or default which such party has the right to waive;  provided, that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement.  Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred.  Any waiver may be conditional.  No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained.  No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

6.9                                 Remedies Cumulative.  If the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the Shareholder may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond.  None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

6.10                           Arbitration.

(a)                                  Any disputes, claims or controversies between the Shareholder and the Company (i) arising out of or relating to this Agreement or the transactions contemplated hereby, or (ii) brought by or on behalf of any shareholder of either the Shareholder or the Company (which, for purposes of this Section 6.10, shall mean any shareholder of record or any beneficial owner of shares of either the Shareholder or the Company, or any former shareholder of record or beneficial owner of shares of either the Shareholder or the Company), either on its own behalf, on behalf of either the Shareholder or the Company or on behalf of any series or class of shares of either the Shareholder or the Company or shareholders of either the Shareholder or the Company against either the Shareholder or the Company or any trustee, director, officer, manager (including Reit Management & Research LLC or its successor), agent or employee of either the Shareholder or the Company, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of this Agreement, the declaration of trust or the bylaws of the Shareholder or the charter or bylaws of the Company (all of which are referred to as “Disputes”) or relating in any way to such a Dispute or Disputes, shall on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”) then in effect, except as modified herein.  For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against trustees, directors, managers or officers of either the Shareholder or the Company and class actions by a shareholder of either the Shareholder or the Company against those individuals or entities and either the Shareholder and the Company.

(b)                                 There shall be three arbitrators.  If there are (i) only two parties to the Dispute, each party shall select one arbitrator within 15 days after receipt by respondent of a copy of the demand for arbitration and (ii) more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator.  The two party-nominated arbitrators shall jointly nominate the third and presiding arbitrator within 15 days of the nomination of the second arbitrator.  If any arbitrator has not been nominated within the time limit specified herein, then the AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause.  For the avoidance of doubt, the arbitrators appointed by the parties to such Dispute may be affiliates or interested persons of such parties but the third arbitrator elected by the party arbitrators or by the AAA shall be unaffiliated with either party.

(c)                                  The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

(d)                                 There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.

(e)                                  In rendering an award or decision (the “Award”), the arbitrators shall be required to follow the laws of The Commonwealth of Massachusetts.  Any arbitration proceedings or Award rendered hereunder and the validity, effect and interpretation of this arbitration agreement shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq.  The Award shall be in writing and may, but shall not be required to, briefly state the findings of fact and conclusions of law on which it is based.

(f)                                    Except to the extent expressly provided by this Agreement or as otherwise agreed between the parties, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case or class action by a shareholder of either the Shareholder or the Company, award any portion of the Shareholder’s or the Company’s award to the claimant or the claimant’s attorneys.  Each party (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, respectively) shall bear the costs and expenses of its (or their) selected arbitrator and the parties (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand) shall equally bear the costs and expenses of the third appointed arbitrator.

(g)                                 The Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between such parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators.  Judgment upon the Award may be entered in any court having jurisdiction.  To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued hereunder and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

(h)                                 Any monetary award shall be made and payable in U.S. dollars free of any tax, deduction or offset.  The party against which the Award assesses a monetary obligation shall pay that obligation on or before the 30th day following the date of the Award or such other date as the Award may provide.

6.11                           Governing Law.  Except as to matters regarding the internal affairs of the Company or the Shareholder and issues of or limitations on any personal liability of the shareholders, trustees and directors of the Company or the Shareholder, as to which the laws of such party’s jurisdiction of formation or organization shall govern, this Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts without giving effect to the principles of conflicts of laws thereof that would require the application of any law of another jurisdiction.

6.12                           Non-liability of Trustees.

6.12.1                  THE AMENDED AND RESTATED DECLARATION OF TRUST ESTABLISHING SENIOR HOUSING PROPERTIES TRUST DATED SEPTEMBER 20, 1999, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE “DECLARATION”), IS DULY FILED IN THE OFFICE OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND PROVIDE THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF SENIOR HOUSING PROPERTIES TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, SENIOR HOUSING PROPERTIES TRUST.  ALL PERSONS DEALING WITH SENIOR HOUSING PROPERTIES TRUST, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF SENIOR HOUSING PROPERTIES TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

6.12.2                  A COPY OF THE ARTICLES OF INCORPORATION, AS IN EFFECT ON THE DATE HEREOF, OF FIVE STAR QUALITY CARE, INC., TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, IS DULY FILED IN THE OFFICE OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND.  NO DIRECTOR, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF FIVE STAR QUALITY CARE, INC. SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, FIVE STAR QUALITY CARE, INC.  ALL PERSONS DEALING WITH FIVE STAR QUALITY CARE, INC., IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF FIVE STAR QUALITY CARE, INC. FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

Signatures appear on the next  page

Executed under seal as of the date first above written.

FIVE STAR QUALITY CARE, INC.

By:	/s/ Bruce J. Mackey Jr.
Name: Bruce J. Mackey Jr.
Title: President

SENIOR HOUSING PROPERTIES TRUST

By:	/s/ David J. Hegarty
Name: David J. Hegarty
Title: President